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                      Transamerica Access Variable Annuity

                                    Issued by

                       Transamerica Life Insurance Company

                         Supplement Dated June 10, 2002
                                     to the
                          Prospectus dated May 1, 2002



Effective July 1, 2002, the Dreyfus Small Cap Value subaccount is closed to new investors. This means the Dreyfus Small Cap Value subaccount is not available to anyone who purchases a policy after June 30, 2002. This also means that if you purchased a policy before July 1, 2002, but did not have any policy value in the Dreyfus Small Cap Value subaccount on July 1, 2002, then you cannot elect this investment option.

If you have policy value in the Dreyfus Small Cap Value subaccount on July 1, 2002, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in the Dreyfus Small Cap Value subaccount:

          .    allocate additional premium payments to the Dreyfus Small Cap
               Value subaccount;
          .    transfer into or out of the Dreyfus Small Cap Value subaccount;
          .    withdraw amounts from the Dreyfus Small Cap Value subaccount; and
          .    maintain your current investment in the Dreyfus Small Cap Value subaccount.


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Please Note:

         If at any time you transfer or withdraw all of your policy value from the Dreyfus Small Cap Value subaccount, then you can no longer invest in the Dreyfus Small Cap Value subaccount.

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                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
             Transamerica Access Variable Annuity dated May 1, 2002